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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2005
                                (August 9, 2005)

                                ----------------

                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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
            New York                          1-5452                          15-0405700
(State or other jurisdiction of      (Commission File Number)       (IRS Employer Identification No.)
         incorporation)


163-181 Kenwood Avenue, Oneida, New York                              13421
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (d.) On August 9, 2005 Oneida Ltd.'s (the "Company") Board of Directors (the "Board") elected Clarence A. Davis to fill the remainder of the term vacated by Peter J. Marshall in June 2005. Mr. Davis will also serve on the Board's Audit Committee.

         In early 2005 Mr. Davis retired from the position of Chief Operating Officer of the American Institute of Certified Public Accountants, a position he had held since 2000. Mr. Davis had been the Institute's Chief Financial officer from 1998 through 2000. The American Institute of Certified Public Accountants is the national, professional organization for all Certified Public Accountants, providing its members with various resources, information, and leadership. Prior to joining the American Institute of Certified Public Accountants, Mr. Davis was the principal of Clarence A. Davis Enterprises, Inc., a financial and organizational consulting firm, from 1990 through 1998 and a Senior Partner with the public accounting firm Spicer & Oppenheim, formerly known as Oppenheimer, Appel, Dixon & Co., from 1967 through 1990. Mr. Davis Served in the United States Marine Corps from 1960 through 1964, received his B.S. in Accounting from Long Island University and in 1975 became a certified public accountant.

         There are no arrangements or understandings pursuant to which Mr. Davis was elected as a director of the Company. Since the beginning of the Company's last fiscal year, neither Mr. Davis nor his immediate family members have had any relationships or transactions with or indebtedness to the Company or any of its subsidiaries.


ITEM 9.01.    FINANCIAL STATEMENTS & EXHIBITS.

              (c.)   Exhibits

                     EXHIBIT 99.1       Press Release Dated August 10, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ONEIDA LTD.

                                          By: /s/ ANDREW G. CHURCH
                                              --------------------
                                                  Andrew G. Church
                                                  Senior Vice President &
                                                  Chief Financial Officer


Dated: August 10, 2005